ACQUISITION	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
ACQUISITION
NOTE 3:-	ACQUISITIONS
On January 10, 2019, the Company completed the acquisition of all outstanding shares of ForceNock Ltd., a privately-held Israeli-based company. Founded in 2017, ForceNock developed a Web Application and API Protection (WAAP) technology, which utilizes machine learning, behavioral and reputation based security engines.
On November 14, 2019, the Company completed the acquisition of all outstanding shares of Cymplify Security Ltd., a privately-held Israeli-based company, and a developer of a new IoT cyber security technology.
On December 3, 2019, the Company completed the acquisition of all outstanding shares of Protego Inc., a privately-held
US-based
company. With this acquisition, we are now able to offer a consolidated security solution for cloud workload protection (CWPP) and security posture management (CSPM), delivering continuous serverless security with best-in-class
run time protection and application hardening.
On September 17, 2020 the Company completed the acquisition of all outstanding shares of Odo Security Ltd., a privately-held Israeli-based company, and a developer of a cloud-based, clientless Secure Access Service Edge (SASE) technology that delivers secure remote access.
The purchase price for all the acquisitions mentioned was allocated to tangible and intangible assets acquired and liabilities assumed based on their respective fair values.
In addition, the transactions included additional consideration related to compensation for post combination services which were recorded as prepaid expenses and other long term assets and will be recognized over the requisite service period.